                                                                    EXHIBIT 10.2

404300-100
Loan #90179
03/26/01
                        FIRST LOAN MODIFICATION AGREEMENT
                        ---------------------------------

         THIS FIRST LOAN MODIFICATION AGREEMENT dated as of the 1st day of December, 2000, by and between CERES GROUP, INC, a Delaware corporation, (herein called "Borrower"), successor in interest to CENTAL RESERVE LIFE CORPORATION, an Ohio corporation (herein called "Original Borrower") and THE UNION LABOR LIFE INSURANCE COMPANY, a Maryland corporation (herein called "Lender").

                           W I T N E S S E T H, That:
                           -------------------

         WHEREAS, to evidence a loan (herein generally called the "Present Loan") in the original stated principal sum of $9,000,000.00 made to Original Borrower by Lender, Original Borrower has heretofore executed and delivered to Lender Original Borrower's Mortgage Note (herein called the "Present Note") dated as of December 18,1990, in the stated principal sum of $9,000,000.00, bearing interest as therein described and due in installments and in any event on January 1, 2001 (herein called the "Original Maturity Date"); and

         WHEREAS, to secure the Present Loan and Present Note, Original Borrower has executed and delivered to Lender, among other things, the following instruments, each dated as of the date of the Present Note, unless otherwise specified:

                  (a) Mortgage (herein called the "Present Mortgage") from Original Borrower to Lender encumbering certain improved real property described in Exhibit A attached hereto and made a part hereof and the improvements thereon (herein, as so improved, called the "Premises"), which Present Mortgage was duly filed for record and recorded in the Office of the Recorder, Cuyahoga County, Ohio (herein called the "Recorder's Office") in Volume 90-7878 at Pages 53 et seq., as Document No. 009959; and

                  (b) Assignment of Rents and Leases (herein called the "Present Assignment") made by Original Borrower, as assignor, to Lender, as assignee, collaterally assigning to Lender as security for the Present Loan, all of the leases of, and all of the rents, issues and profits of and from, the Premises, including all of lessor's rights and interests and rents reserved in and under a certain lease (herein called the "Existing Lease") dated as of November 1, 1990, from Original Borrower, as lessor, to Central Reserve Life Insurance Company, an Ohio Corporation (herein called "Tenant"), as lessee, which Present Assignment was duly filed for record and recorded in the Recorder's Office in Volume 90-7879 at Pages 1 et seq.,as Document No.009960; and

         WHEREAS, the Present Note, Present Mortgage, and Present Assignment, together with any other instruments delivered to evidence and secure the Present Loan are herein called the "Present Loan Documents"; and

         WHEREAS, Borrower has succeeded to all of the rights and obligations of Original Borrower, including all obligations under the Present Loan Documents and all rights and obligations of the Original Borrower as lessor under the Existing Lease; and

         WHEREAS, Lender is the owner and holder of the Present Note; and



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



         WHEREAS, Borrower has acquired land (the "Adjacent Parcels") adjacent to the property originally described in and encumbered by the Present Mortgage (the "Original Premises"); and

         WHEREAS, Borrower has requested Lender to extend the Original Maturity Date of the Present Note and otherwise modify and amend the Present Loan Documents as provided for herein, and Lender is willing so to do, subject to and conditioned upon the encumbrance by the Present Mortgage as hereby amended of the Adjacent Parcels in addition to the Original Premises, and compliance by Borrower with the terms, conditions and agreements set forth in this First Loan Modification Agreement.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements herein contained, and for other good and valuable considerations in hand paid by each party hereto to the other, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                    ---------

                               GENERAL PROVISIONS
                               ------------------

         1.1 PREAMBLES. The foregoing preambles hereto are incorporated herein by reference as being the representations and agreements of the Borrower and Lender as fully and with the same force and effect as if each and every term, condition and provision of such preambles was specifically recited herein at length.

         1.2 DEFINITIONS. For the purposes of this Agreement:

             Terms defined in the preambles hereto shall have the meanings so defined;

             The following terms shall have the following meanings:

                  "LOAN" shall mean the Present Loan, as modified and amended hereby, and as evidenced and secured by the Loan Documents.

                  "LOAN DOCUMENTS" shall mean the Present Loan Documents as
             hereby modified and amended and shall include (i) this First Loan Modification Agreement and the provisions hereof (ii) the Financing Statements hereinafter referred to, and (iii) the Environmental Indemnity Agreement hereinafter referred to.

                  "NOTE", "MORTGAGE", and "ASSIGNMENT" shall mean, respectively, the "Present Note", "Present Mortgage", and "Present Assignment", in each case as hereby modified and amended.

                  "PERSON" shall mean any natural person, corporation,
             partnership (general or limited), limited liability company, trust, federal, state or local governmental unit, subdivision agency or authority or other entity of any kind or nature whatsoever.

                  "PREMISES" shall mean the real property and improvements
             thereon described in Exhibit A attached hereto and made a part hereof, which real property consists of the Original Premises and the Adjacent Parcels.

and terms defined elsewhere in this Agreement shall have the meanings so defined.


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                                   ARTICLE II
                                   ----------

                              TERMS AND AGREEMENTS
                              --------------------

         2.1 EXTENSION OF ORIGINAL MATURITY DATE. If the Effective Date shall occur, then:

                  (a) The Original Maturity Date shall be and be deemed extended for a period of two (2) years (herein called the "Extension Period") to January 1,2003 (herein called the "New Maturity Date");

                  (b) The monthly payments of principal and interest at the Regular Rate upon the Loan as set forth in the Present Note shall be payable on the date which was the Original Maturity Date, and thereafter on the first day of each month during the Extension Period;

                  (c) In all events, the Loan, if not sooner paid, shall mature and be due and payable in full on the New Maturity Date; and

                  (d) All of the other terms and provisions of the Present Loan Documents, as hereby amended shall remain in effect during the Extension Period.

         2.2 PREPAYMENT PREMIUM. If the Effective Date shall occur, then during the first 21 months of the Extension Period, no prepayments upon the Loan may be made except payments in full at the option of Borrower upon 60 days prior written notice to Lender, upon payment of a premium of one percent (1%) of the amount of the outstanding balance; provided that:

                  (a) The provisions of the sixth rhetorical paragraph of the Present Note (relating to prepayments) shall not be applicable during the Extension Period; and

                  (b) There shall be no premium payable with respect to prepayments made during the last three months of the Extension Period.

         2.3 ENCUMBRANCE OF ADJACENT PARCELS. Borrower does hereby warrant to the Mortgagee forever the entire Premises, as described on Exhibit A attached hereto and made a part hereof, comprised of the Original Premises and the Adjacent Parcels, taken together as one parcel, it being intended hereby that from and after the date hereof the Mortgage shall encumber the entire Premises and the Assignment shall affect the entire Premises, as fully and to the same effect as if the entire Premises were described in and encumbered by the Original Loan Documents

         2.4 ENVIRONMENTAL EVALUATION AND REMEDIATION. Borrower acknowledges that it has not furnished to Lender evidence of the environmental condition of the Adjacent Parcels, and accordingly:

                  (a) As soon as practicable, Lender, at Borrower's expense, will cause to be prepared by an environmental engineer satisfactory to Lender, a Phase I Environmental Audit of the Adjacent Parcels, and if reasonably required by Lender after review of such Phase I Environmental Audit, a Phase II Environmental Audit of the Adjacent Parcels;

                  (b) If such Environmental Audits disclose any hazardous substances or environmental defects in the Adjacent Parcels, Borrower will immediately remediate the same at its own expense, to the satisfaction of Lender and all governmental authorities;


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                  (c) Notwithstanding the provisions of subsections (a) and (b)
         above, the Environmental Audit discloses hazardous substances or environmental defects in the Adjacent Parcels and Borrower, within 15 days after having been requested in writing to do so by Lender, shall elect not to remediate the Adjacent Parcels, Borrower shall give notice of such election within 15 days after receipt of such request, and in such case Borrower shall, within 120 days after such notice, effect a division of the Premises such that the Original Premises shall be a separate parcel for all purposes, separate and apart from the Adjacent Parcels, and thereafter Borrower and Lender shall amend the Loan Documents so that they apply solely to the Original Premises;

                  (d) Without limiting the generality of the foregoing, and to further evidence the agreements of Borrower as aforesaid, Borrower has, concurrently herewith executed and delivered to Lender an Environmental Indemnity Agreement of even date herewith (herein called the "Environmental Indemnity Agreement") and hereby agrees to comply with all of the terms and provisions thereof; and

                  (e) Failure of Borrower to comply with the foregoing conditions or any default by Borrower under the terms and provisions of the Environmental Indemnity Agreement shall constitute a default under the Loan and of each of the Loan Documents.

         2.5 INDUCEMENT FEE. In order to induce Lender to execute and deliver this First Loan Modification Agreement, Borrower has agreed to pay to Lender concurrently with the execution and delivery hereof, an inducement fee (herein called the "Inducement Fee") in the amount of $40,151.00, receipt whereof is hereby acknowledged by Lender

         2.6 LENDER'S FEES AND EXPENSES. Borrower hereby agrees to pay all reasonable costs. fees and expenses (including legal fees and title insurance premiums and recording charges) incurred by Lender in connection with this Agreement (herein called "Lender's Fees"), and in connection therewith:

                  (a) All Lender's Fees as may have been incurred prior to the execution and delivery hereof, together with all other outstanding fees, charges and other sums due Lender in connection with the Loan shall be paid by Borrower concurrently with the execution and delivery hereof; and

                  (b) All other Lender's Fees, costs and expenses (including, but not limited to, fees of any environmental engineer preparing an environmental audit pursuant to Section 2.4 hereof) shall be paid by Borrower within five business days after notice from Lender of the amount due and the reason therefor.

         2.7 SURVIVAL. The provisions of Sections 2.5, 2.6, and this Section 2.7 and the provisions of Section 5.1 hereof shall be deemed independent agreements and shall survive the termination of this Agreement.

                                   ARTICLE III

                       AMENDMENT OF PRESENT LOAN DOCUMENTS

         3.1 AMENDATORY PURPOSE. This First Loan Modification Agreement is amendatory of and is intended to modify each and all of the Present Loan Documents, effective as of the Effective Date.

         3.2 AMENDMENT. The Present Loan Documents shall be and be deemed modified and amended effective on the Effective Date in the manner and to the extent necessary to give effect to the provisions,


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conditions and agreements set forth in Sections 2.1 ,2.2, 2.3 and 2.4 hereof, and as so modified and amended shall remain in full force and effect; provided that if and to the extent that any of the Loan Documents (after having been amended and provided for in this Article III) shall conflict with or be inconsistent with any of the provisions of this Agreement, the provisions of this Agreement shall be controlling and shall prevail.

         3.3 AMENDMENT OF PRESENT LOAN DOCUMENTS. Without limiting the generality of the provisions of Section 3.1 and 3.2 hereof, if the Effective Date shall occur, then the Present Loan Documents shall be deemed modified and amended as follows:

                  (a) The Present Note shall be and be deemed modified and amended by:

                           (i) Deleting the date "January 1, 2001" appearing in
                  clause (a) of the first rhetorical paragraph, page 1, of the Present Note and substituting in lieu thereof the date "January 1, 2003";

                           (ii) Adding to the Present Note, immediately
                  preceding the paragraph commencing with the words "IN WITNESS WHEREOF", a new paragraph to read as follows:

                           "This Note, and the Mortgage and the Assignment of Rents and Leases securing this Note have been modified and amended by a certain First Loan Modification Agreement dated as of December 1, 2000, between Maker and Mortgagee; and all references herein to the Mortgage and said Assignment of Rents and Leases shall be references to said instruments as so amended, and any default by Maker thereunder shall constitute a default hereunder."

                           (iii) Deleting from the Present Note that portion of
                  the fourth rhetorical paragraph on the first page thereof as executed, which commences with the words "There shall be no prepayment..." and ends with the words "...for all purposes" on the third line of the second page of the Present Note, as executed, and substituting in lieu thereof a new paragraph to read as follows:

                           "During the period commencing January 1, 2001 and ending September 30, 2002, no prepayments (other than portions of monthly payments allocable to principal) may be made hereon, excepting prepayments in full made at the option of Maker upon sixty days prior written notice to Payee upon, and accompanied by, payment to Payee of a premium of one percent (1%) of the outstanding principal balance then outstanding upon this Note; provided that on and after October 1, 2002, payment in full hereof may be made without premium."

                  (b) The Present Mortgage shall be and be deemed modified and amended as follows:

                           (i) The date "January 1, 2001" appearing in the
                  second rhetorical paragraph, page 1, of the Present Mortgage, is hereby deleted and there is substituted in lieu thereof the date "January 1, 2003";

                           (ii) There is hereby added to the Present Mortgage
                  immediately following Section 19 thereof, a new Section, denominated Section 20, to read as follows


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                           "20 This Mortgage, the Note, and the Assignment of
                           Rents and Leases securing the Note have been modified and amended by a certain First Loan Modification Agreement dated as of December 1, 2000, between Mortgagor and Mortgagee; and all references herein to the Note and said Assignment of Rents and Leases shall be references to said instruments as so amended; and any default by Mortgagor under said First Loan Modification Agreement shall constitute a default hereunder ."

                           (iii) There is hereby added to the Present Mortgage a
                  new Section, denominated Section 16 (a), immediately following
                  Section 16 thereof, to read as follows:

                                    "16(a). Mortgagor has executed and delivered to Mortgagee a certain Environmental Indemnity Agreement dated as of December 1, 2000, relating to the Premises (the "Environmental Indemnity Agreement"), which Environmental Indemnity Agreement is hereby incorporated herein by this reference as fully and with the same effect as if set forth herein at length; and Mortgagor hereby agrees (a) to duly perform and observe all of the terms and provisions of the Environmental Indemnity Agreement, and (b) an default by Mortgagor under the Environmental Indemnity Agreement shall constitute an immediate default hereunder."

                           (iv) Exhibit A to the Present Mortgage is hereby
                  revised in its entirety to read as set forth in Exhibit A hereto, it being intended hereby that the entire Premises shall be encumbered by the Mortgage;

                           (v) Wherever in the Present Mortgage reference is
                  made to the Note (or words of similar import), such reference shall be deemed a reference to the Present Note, as hereby modified and amended.

                  (c) The Present Assignment shall be and be deemed modified and amended as follows:

                           (i) All references in the Present Assignment to the
                  Note and to the Mortgage (or words of similar import) shall be deemed references to the Present Note and Present Mortgage, respectively, as hereby modified and amended;

                           (ii) Exhibit A to the Present Assignment is hereby
                  revised in its entirety to read as set forth in Exhibit A hereto, it being intended hereby that the entire Premises shall be subject to the Assignment;

                           (iii) There shall be added to Article V of the
                  Present Assignment, a new paragraph denominated paragraph M, to read as follows:

                             "M. This Assignment and the Note and Mortgage
                           described in the first preamble hereto have been modified and amended by a certain First Loan Modification Agreement dated as of December 1, 2000, between Borrower and; Lender and all references herein to the Note and Mortgage shall be references to said instruments as so amended. and any default by Assignor under said First Loan Modification Agreement shall constitute a default hereunder ."


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                           (iii) Schedule A of the Present Assignment shall be
                   amended to read as follows:

                                     "TENANT

           Central Reserve Life Insurance Company, an Ohio Corporation

                          Date of Lease and Amendments
                          ----------------------------

      Lease dated November 1, 1990, as amended by Lease Extension Agreement dated_______________, 2000

            Expiration Date as Extended by Lease Extension Agreement
            --------------------------------------------------------

                                 October 31,2007

                                Demised Premises
                                ----------------

       Entire Building and related property commonly known as 17800 Royalton Road, Strongsville, Ohio 44136

                                   Basic Terms
                                   -----------

 Rent equal to the greater of $1,170,000.00 per annum plus taxes, maintenance, repairs, utilities, insurance and operating expenses, or such greater amounts as provided for in the Lease."

                  (d) Wherever in any Loan Document any other Loan Document is referred to, such reference shall be deemed a reference to such other Loan Document as hereby modified and amended.

                                   ARTICLE IV
                                   ----------

                                   CONDITIONS
                                   ----------

         4.1 RECORDATION. Forthwith upon execution and delivery hereof, Borrower shall cause this Agreement to be duly filed for record and recorded in the Recorder's Office and shall pay all recording and filing fees and taxes required in connection therewith.

         4.2 CONDITIONS PRECEDENT. The amendments to the Present Loan and present Loan Documents provided for in this Agreement, including extension of the Original Maturity Date to the New Maturity Date, are each subject to and conditioned upon the satisfaction (or waiver by Lender in writing) on or before December 30, 2000 (or such later date as Lender, in its sole and absolute discretion may consent to) of the following conditions (herein called "Conditions Precedent"); provided that whether or not the Conditions Precedent shall be satisfied, the provisions of Sections 2.5, 2.6 and 5.1 shall remain binding upon Borrower:

                  (a) This Agreement shall have been recorded as provided for in
         Section 4.1 hereof;

                  (b) Borrower shall have executed and delivered to and with Tenant a Lease Extension Agreement in form and substance satisfactory to Lender (herein called the "Required Lease Amendment") to the Existing Lease (the Original Lease, as so amended, being herein called the "Amended Lease") extending the term thereof by to October 31, 2007;


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                  (c) The Amended Lease shall be in full force and effect and not in default; the Tenant thereunder shall have delivered to Lender an estoppel certificate to such effect in form and substance satisfactory to Lender; and the Amended Lease and Borrower's rights thereunder shall have been collaterally assigned to Lender by the Assignment, as provided for in Section 3.3(c) hereof and no other assignment thereof or of the rents thereunder shall be in effect;

                  (d) Borrower shall at its own expense cause Chicago Title Insurance Company or Ticor Title Insurance Company (herein called the "Title Company") to issue to Lender an endorsement or revised title insurance policy (herein generally called the "Required Endorsement") supplementing Ticor Title Insurance Company's Loan Policy No. L9-L37-2646 originally dated December 20, 1990 (herein called the "Existing Policy"), which Required Endorsement shall:

                           (i) Insure as at a date on or after the date of
                  recordation hereof that the lien of the Present Mortgage, as hereby amended, is a first, prior and paramount lien upon the Premise (including both the Original Premises and the Adjacent Parcels) subject only to:

                                    (A) The matters described in Schedule B-1
                           of the Existing Policy;

                                    (B) The Present Assignment as hereby amended
                           and other instruments, if any, running in favor of Lender as security for the Loan (to be shown in Schedule B-II only);

                                    (C) The Amended Lease (to be shown in
                           Schedule B-II only);

                                    (D) The lien of current real estate taxes
                           not yet due and payable;

                           (ii) Show title to the Premises as vested in the
                  Borrower;  as successor to Original Borrower;

                           (iii) Delete any so-called "Creditor's Rights
                  Exclusion" from the policy;

                  (e) Borrower shall have furnished to Lender a favorable opinion of counsel as to (i) the due formation and existence of the Borrower, as successor in interest to Original Borrower, and the assumption by Borrower of all of the obligations of Original Borrower under the Loan Documents, (ii) the due authorization, execution and delivery by Borrower of this Agreement (including amendments to the Present Loan Documents effected hereby), (iii) the legality, validity and binding effect of this Agreement, the Amended Lease and the Loan Documents; and (iv) such other matters as Lender may reasonably require; and

                  (f) Borrower shall have executed and delivered the Environmental Indemnity Agreement.

         4.3 EFFECTIVE DATE. The date (herein called the "Effective Date") not later than December 31, 2000 (or such later date as may be acceptable to Lender in its sole and absolute discretion) by which all Conditions Precedent shall have been satisfied (or waived by Lender) shall be the effective date hereof, and unless the Effective Date shall occur on or prior to the date specified above, the amendments of the Loan and Loan Documents contemplated in Article II and Article III hereof shall not occur; provided that whether or not the Effective Date shall occur, (a) the provisions of Sections 2.4, 2.5 and 5.1 hereof shall remain binding upon Borrower; and (b) Lender may execute and record an instrument which states that the Effective Date has occurred (specifying the same) or has not timely occurred, which instrument shall be binding on all parties


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         4.4 CONTINUED PRIORITY. In the event that by virtue of any of the terms, provisions and conditions of this First Loan Modification Agreement, any lien on the Premises otherwise junior in priority to the liens granted by the Loan Documents or otherwise securing the Loan, shall gain superiority over the lien created by the Loan Documents or otherwise securing the Loan, then this Agreement, NUNC PRO TUNC, shall be null and void without further action of the parties hereto to the fullest extent as if this Agreement had never been executed, to the end that the priority of the instruments evidencing and securing the Present Loan shall not be impaired; provided always that the Borrower shall remain liable upon its obligations, agreements, waivers and releases under Sections 2.3 and 2.4 and 5.1 hereof as if they were separate agreements.

                                    ARTICLE V
                                    ---------

                                  MISCELLANEOUS
                                  -------------

         5.1 WAIVERS AND RELEASES. In consideration of the execution and delivery hereof by Lender, Borrower, for itself and for its successors and assigns and all Persons claiming by, through or under them, or any of them, hereby release, acquit and discharge Lender and its officers, directors, agents and employees, and their respective heirs, administrators, successors and assigns (all herein called the "Released Parties") of and from any and all actions, causes of action, claims and liabilities, including, but not limited to, claims and actions arising by way of breach of contract, tort, or so-called "lender liability" in any way arising out of or in connection with the Loan or with any act, omission, agreement (or purported agreement) or other negotiation or transaction; occurring prior to the date of execution and delivery hereof, relating to the Loan or the Premises or the Present Loan Documents, or any of them.

         5.2 EVIDENCE OF COMPLIANCE. Upon (a) the written request of Borrower to Lender and (b) the satisfaction of each of the Conditions Precedent within the time periods specified herein and the occurrence of the Effective Date, Lender shall execute and deliver to Borrower, a certificate of Lender in recordable form acknowledging that such Conditions Precedent have been satisfied and setting forth the Effective Date.

         5.3 RATIFICATION. Except to the extent modified and amended hereby, the Present Loan Documents are hereby approved, ratified and confirmed and are and shall remain in full force and effect.





                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day, month and year first above written






                                              CERES GROUP, INC., a Delaware
                                              corporation

WITNESS AS TO BORROWER:                       By:      /s/ Anthony J. Pino
                                                       ------------------------
Signed and acknowledged in the presence of:   Printed Name: Anthony J. Pino
                                                            -------------------
                                              Title:   Executive Vice President
                                                       ------------------------
/s/ Denise Blackwell
- --------------------------------
Printed Name:  Denise Blackwell
- --------------------------------

/s/ Kathleen L. Mesel
- --------------------------------
Printed Name:  Kathleen L. Mesel
- --------------------------------


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                                               The Union Labor Life Insurance
                                               Company, a Maryland corporation
WITNESS AS TO LENDER:
Signed and acknowledged in the presence of:
/s/ James FM McNulty                           By:   /s/ Herbert A. Kolben
- ------------------------------------                 -------------------------
Printed Name:  James FM McNulty                Printed Name: Herbert A. Kolben
              ----------------------                         -----------------
                                               Title:
/s/ Holly Harding                                     ------------------------
- ------------------------------------
Printed Name:  Holly Harding
- ------------------------------------



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DISTRICT OF COLUMBIA) SS




                  I, Donna J. Farrar, a Notary Public in and for the District of Columbia aforesaid, do hereby certify that Herbert A. Kolben, the _______________________ of THE UNION LABOR LIFE INSURANCE COMPANY, a Maryland corporation (the "Corporation"), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such officer of the Corporation, personally appeared before me in person and acknowledged that he signed and delivered the said instrument for and on behalf of the Corporation as his own free and voluntary act and as the free and voluntary act of the Corporation for the uses and purposes therein set forth.

                  Given under my hand and notarial seal this 3rd day of January 2001,


                                  /s/ Donna J. Farrar
                                  --------------------------------------
                                  Notary Public

My Commission Expires:


- ----------------------




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



STATE OF OHIO            )
                         ) SS
COUNTY OF CUYAHOGA       )


                  I, Diane M. Roberts, a Notary Public in and for the County and State aforesaid, do hereby certify that Anthony J. Pino, the Executive Vice President of CERES GROUP, INC., a Delaware corporation (the "Corporation"), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such officer of Corporation, personally appeared before me this day in person and acknowledged that he signed and delivered the said instrument on behalf of the Corporation as his own free and voluntary act and as the free and voluntary act of the Corporation for the uses and purposes therein set forth.
                  Given under my hand and notarial seal this 28th day of December, 2000.


                                  /s/ Diane M. Roberts
                                  --------------------------------------------
                                  Notary Public

My Commission Expires:


September 22, 2003
- -------------------------




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